SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OF 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 9, 2003

Central Garden & Pet Company

(Exact name of registrant as specified in its charter)

Delaware	0-20242	68-0275553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3697 Mt. Diablo Boulevard, Lafayette, California	94549
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (925) 283-4573

Inapplicable

(Former name or former address if changed since last report)

Item 5. Other Information.

This Current Report on Form 8-K is being filed by Central Garden & Pet Company (the “Registrant”) to file the financial statements of the Registrant as of September 28, 2002 and September 29, 2001, and for each of the three years in the period ended September 28, 2002, which were previously included in the Registrant’s Registration Statement on Form S-4 (File No. 333-103835). These financial statements are identical to those in the Registrant’s most recent Annual Report on Form 10-K, except they also contain footnotes “16. Subsequent Event – Issuance of Senior Subordinated Notes” and “17. Consolidating Condensed Financial Information of Guarantor Subsidiaries” relating to subsidiary guarantees issued in January 2003 in connection with the Registrant’s 9 1/8% Senior Subordinated Notes due February 1, 2013.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

23.1	Independent Auditors’ Consent.

99.1	The financial statements of Central Garden & Pet Company as of September 28, 2002 and September 29, 2001, and for each of the three years in the period ended September 28, 2002.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTRAL GARDEN & PET COMPANY

By:	/s/ STUART W. BOOTH
Stuart W. Booth Vice President Finance and Chief Financial Officer

Dated: June 9, 2003

3

EXHIBIT INDEX

23.1	Independent Auditors’ Consent.

99.1	The financial statements of Central Garden & Pet Company as of September 28, 2002 and September 29, 2001, and for each of the three years in the period ended September 28, 2002.